SCHEDULE 14C INFORMATION

          Information Statement Pursuant to Section 14(c) of the Securities Exchange Act of 1934

CHECK THE APPROPRIATE BOX:

 { }          Preliminary Information Statement
 { }          Confidential, for Use of the Commission only (as permitted by Rule 14c-5(d))
 {X}          Definitive Information Statement

INSULCRETE, INC.
(Name of Registrant as Specified In Its Charter)

PAYMENT OF FILING FEE (Check The Appropriate Box):

 {X}          No fee required.

 { }          Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11.

                     1)     Title of each class of securities to which transaction applies:
                               Common Stock $0.01 par value

                     2)     Aggregate number of securities to which transaction applies:
                               30,000,000 shares of pre-split common stock

                     3)     Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
                               N/A in aggregate cash to be received by Registrant (rule 240.0-11(c)(2)).

                     4)     Proposed maximum aggregate value of transaction:
                               _______________________

 { }          Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number or the Form or Schedule and the date of its filing.

                     1)     Amount Previously Paid:  _______________________________________

                     2)     Form, Schedule, or Registration Statement No.:  ________________

                     3)     Filing Party:  _________________________________________________

                     4)     Date Filed:  ___________________________________________________

Important Information Regarding the Availability of Information Statement Materials for the Stockholder Meeting to be held on April 14, 2009

This communication presents only an overview of the more complete information statement materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the information statement materials.

The following materials are available for view:

Annual Report of Insulcrete, Inc.

Notice of Meeting of Stockholders and Information Statement

To view the material, visit:  http://insulcreteinc.com

If you want to receive a paper or e-mail copy of the above listed documents you must request one. There is no charge to you for requesting a copy. To facilitate timely delivery, please make the request as instructed below on or before April 2, 2009.

To request material:  Internet:  http://insulcreteinc.com;  Telephone:  (Call Collect) 661-331-8771;  E-Mail:  PeterHNorman2223@msn.com. If requesting information via E-Mail, please note your request in the subject line. Requests, instructions and other inquiries will NOT be forwarded to your investment advisor.

INSULCRETE, INC.
706 Orchid Drive, Unit D
Bakersfield, California 93308

March 16, 2009

To all stockholders of Insulcrete, Inc.:

          The attached Information Statement is being delivered to you pursuant to Regulation 14C of the Securities Exchange Act of 1934 (the "Exchange Act").

          Further, this Information Statement is circulated to advise the stockholders of an action already taken by a majority of stockholders in accordance with the requirements of Section 14(f) of the Securities Exchange Act of 1934, as amended (the "Exchange Act") and Rule 14(f) thereunder. Pursuant to Rule 14c-2 under the Exchange Act, the proposals described herein will not be effective until 20 days after the date of this Information Statement is mailed to stockholders. Therefore, this Information Statement is being sent to you for informational purposes only.

WE ARE NOT ASKING YOU FOR A PROXY
AND YOU ARE REQUESTED NOT TO SEND US A PROXY

          The action to be effective twenty days after the mailing of this Information Statement is as follows:

(A)          the proposal to effect a reverse split of the Company's Common Stock (par value $0.01) so that upon effectuation of the split, one New Share (of the Company's Common Stock) will be issued for each five hundred (500) shares of the Company's Common Stock currently issued and outstanding with each fractional share rounded up to the next whole share (the "Reverse Split");

(B)          the proposal to ratify the amendments to the Company's Certificate of Incorporation to change the Company's name from Sun Harbor Financial Resources, Inc. to Block Tech Corporation and to Insulcrete, Inc.;

(C)          the proposal to approve the appointment of Chang Park, CPA as the Company's independent auditor; and

(D)          the proposal to approve an amendment to the Company's Certificate of Incorporation to increase the authorized number of shares of the Company's Common Stock (par value $0.01) from 30,000,000 to 100,000,000 (par value $0.01).

         The attached Information Statement is available on the Internet at http://insulcreteinc.com to all shareholders of record on March 16, 2009 of Insulcrete, Inc. (formerly known as Sun Harbor Financial Resources, Inc.), a Delaware corporation (the "Company") in connection with the above proposals and pursuant to Rule 14c-2 of the Exchange Act. Prior to the proposed Reverse Split, the Company has 30,000,000 shares of its common stock outstanding.

         The Information Statement also constitutes notice to the Company's stockholders of the taking of corporate action by written consent of the stockholders, as required by Section 228(d) of the Delaware General Corporation Law. I encourage you to read the Information Statement, including the exhibits thereto, thoroughly, but you need not take any action at this time. The Meeting will be held on April 14, 2009 at 10:00 A.M., P.S.T. at 1660 Hotel Circle North, Suite 207, San Diego, California 92108.

Sincerely,

Lisa Norman
Chairman and President

Bakersfield, California
March 16, 2009

INSULCRETE, INC.
706 Orchid Drive, Unit D
Bakersfield, California 93308
_______________________

INFORMATION STATEMENT
_______________________

WE ARE NOT ASKING YOU FOR A PROXY
AND YOU ARE REQUESTED NOT TO SEND US A PROXY
_______________________

          This Summary does not contain all the information that is important to you.

          The Meeting will be held on April 14, 2009 at 10:00 A.M., P.S.T. at 1660 Hotel Circle North, Suite 207, San Diego, California 92108. The Meeting of the Company's stockholders will be held to approve the following actions:

(A)          the proposed reverse split of the Company's Common Stock (par value $0.01) so that upon effectuation of the split, one New Share (of the Company's Common Stock) will be issued for each five hundred (500) shares of the Company's Common Stock currently issued and outstanding with each fractional share rounded up to the next whole share (the "Reverse Split");

(B)          the proposal to approve the amendments to the Company's Certificate of Incorporation to change the Company's name from Sun Harbor Financial Resources, Inc. to Block Tech Corporation and to Insulcrete, Inc.;

(C)          the proposal to approve the appointment of Chang Park, CPA, as the Company's independent auditor; and

(D)          the proposal to approve an amendment to the Company's Certificate of Incorporation to increase the authorized number of shares of the Company's Common Stock (par value $0.01) from 30,000,000 to 100,000,000 (par value $0.01).

THE COMPANY HAS NOT AUTHORIZED ANYONE TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS OTHER THAN THOSE CONTAINED IN THIS INFORMATION STATEMENT AND, IF GIVEN OR MADE, YOU MUST NOT RELY UPON SUCH INFORMATION OR REPRESENTATION AS HAVING BEEN AUTHORIZED BY US OR BY ANY OTHER PERSON.

          The Company is subject to the informational requirements of the Securities Exchange Act of 1934 (the "Exchange Act") and in accordance with the Exchange Act, the Company files reports, proxy statements, and other information with the U.S. Securities and Exchange Commission (the "Commission"). You may inspect and copy of the reports, proxy statements, and other information filed by us with the Commission at the public reference facilities maintained by the Commission at Room 1024, 450 Fifth Street, N.W., Washington, D.C. 20549, and as well as the Commission's Regional Offices. You may also call the Commission at 1-800-SEC-0330 for more information about the public reference room, how to obtain copies of documents by mail or how to access documents electronically on the Commission's Web Site at (http://www.sec.gov).

SUMMARY

The following is a summary of certain information contained elsewhere in this Information Statement. Reference is made to, and this Summary is qualified in its entirety by the more detailed information contained in this Information Statement and the attached annexes. Unless otherwise defined, capitalized terms used in this Summary have the meanings ascribed to them elsewhere in this Information Statement. You are urged to read this Information Statement and the Annexes in their entirety.

____________________________________________________________________________________

THE STOCKHOLDER MEETING

STOCKHOLDER VOTES WILL NOT BE SOLICITED. The General Corporation Law of Delaware allows the Company to take the following actions. The actions to be approved by a majority of the Company's shareholders are as follows: (A) the proposed reverse split of the Company's Common Stock (par value $0.01) so that upon effectuation of the split, one New Share (of the Company's Common Stock) will be issued for each five hundred (500) shares of the Company's Common Stock currently issued and outstanding with each fractional share rounded up to the next whole share (the "Reverse Split"); (B) the proposal to ratify the amendments to the Company's Certificate of Incorporation to change the Company's name from Sun Harbor Financial Resources, Inc. to Block Tech Corporation and to Insulcrete, Inc.; (C) the proposal to approve the appointment of Chang Park, CPA, as the Company's independent auditor; and (D) the proposal to approve an amendment to the Company's Certificate of Incorporation to increase the authorized number of shares of the Company's Common Stock (par value $0.01) from 30,000,000 to 100,000,000 (par value $0.01).

THE COMPANY

INSULCRETE, Inc. (formerly, Block Tech Corporation, and formerly, Sun Harbor Financial Resources, Inc.). Currently the Company has had no sales revenues, operations, or any materials assets. The Securities and Exchange Commission has defined and designated these types of companies as "blank check" companies or "blind pools." The Company seeks to merge with or acquire an operating company with assets and operations. As of the date of this Information Statement, the Company has not completed any said merger or acquisition. (See "Factors That May Affect Future Results.") The Company does not intend to become a "private company" or take any efforts to "take the Company private."

THE REVERSE SPLIT OF THE COMPANY'S COMMON STOCK

As of March 11, 2009, the Company had outstanding 30,000,000 shares of the Company's Common Stock (par value $0.01) outstanding. The Company has set March 16, 2009 as the record date (the "Record Date") for the reverse split of the Company's Common Stock. Under the terms of the reverse split, the Company will issue one new share (the "New Share") of the Company's Common Stock for every five hundred (500) shares (the "Old Shares") of the Company's Common Stock held as of the Record Date (the "Reverse Split"). All fractional share amounts resulting from the Reverse Split will be rounded up to the next whole New Share. The Reverse Split, as approved by a majority of the Company's shareholders, will likely impact the Company in several respects. First, the number of Common Shares outstanding will be reduced from 30,000,000 to approximately 60,000 shares (before taking into account shares issued to round up any fractional share amounts). Since the Company's Certificate of Incorporation authorizes an aggregate of 30,000,000 common shares and before the Reverse Split 30,000,000 of these shares had been issued, the reduction in the number of issued and outstanding shares will allow the Company's Board of Directors to issue shares of the Company's Common Stock to effect a merger or acquisition of an existing business. Secondly, the Company believes that if it is successful in completing a merger or acquisition and if the Company's Common Stock and if the Company's Common Stock regains its trading privileges on the NASDAQ Electronic Bulletin Board or the OTC Pink Sheets, the trading range for the Company's Common Stock may be at a higher level than that which occurred in the 1995-1996 time period. Thirdly, the Company is aware that under Rule 3a51-1 of the Securities Exchange Act of 1934, the Company's Common Stock will likely continue to be deemed a Penny Stock (with consequent significant impediments on the potential trading market for the stock) unless the Company is able to increase its net tangible assets above $2,000,000, achieve a listing of the stock on NASDAQ, or otherwise establish a trading level for the stock at or above $5.00 per share. While there can be no assurance that the Company will successfully complete a merger or acquisition, increase its net tangible assets above $2,000,000, achieve a listing of the stock on NASDAQ or establish a trading level for the stock at or above $5.00 per share, the Company believes that maintaining a disproportionately high level of shares outstanding relative to the Company's foreseeable operations, sales revenues, and profits will likely result in effectively denying the Company's Common Stock any ability to avoid designation as a "Penny Stock" with the resulting disabilities imposed under Rule 3a51-1 of the Securities Exchange of 1934. However, with the Reverse Split there can be no assurance that the Company will successfully avoid designation as a "Penny Stock," that the market price of the Company's Common Stock, after giving effect to the Reverse Split will be 500 times greater than the price of the Company's Common Stock before the Reverse Split, or that any shareholder will not lose all or substantially all of their investment in the Company's Common Stock as a result of the Reverse Split. There can be no assurance that the Reverse Split will help the Company in any way. Further, the Company has no plans to "take the Company private" or become a private company. (See "Factors That May Affect Future Results.")

CHANGE OF THE COMPANY'S NAME

Since inception of the Company in May 1988, the First Article of the Company's Certificate of Incorporation has stated that "The name of this Corporation is Sun Harbor Financial Resources, Inc." The Company's Board of Directors originally selected the name "Block Tech Corporation" as the Company's new name and the Company has since amended the First Article of the Company's Certificate of Incorporation so that, as amended, it reads as follows: "FIRST: The name of the corporation is Block Tech Corporation." Later, the Company's Board of Directors selected the name "Insulcrete, Inc." As a result the Company has since amended the First Article of the Company's Certificate of Incorporation so that, as amended, it reads as follows: "FIRST: The name of the corporation is "Insulcrete, Inc."" The Company believes the change of the Company's name may assist it in entering one or more business opportunities.

APPOINTMENT OF AUDITOR	The Company has engaged the services of Chang Park, CPA as its auditor.

APPROVE AN INCREASE IN THE AUTHORIZED COMMON STOCK

The Company seeks to increase the amount of authorized Common Stock from 30,000,000 (the current authorized amount) to 100,000,000. The Company believes that the increase from 30,000,000 to 100,000,000 will allow the Company's Board of Directors to issue additional shares of the Company's Common Stock to effect acquisitions and otherwise consummate the purchase of a possible operating business. In that event, the issuance of additional shares, if it occurs, will likely result in substantial additional dilution of the interests of existing stockholders. To that extent, the interests of existing stockholders relative to their ownership interest in the Company could well be reduced to a small and insignificant fraction of their current ownership interest. In that event, the interests of the Company's current stockholders will be significantly diluted. There can be no assurance that the Company will be successful in undertaking or consummating any said acquisition or purchase or if it does, that any such acquisition or purchase will create any benefit to existing stockholders.

THE MEETING OF THE COMPANY'S STOCKHOLDERS

          Section 228 of the General Corporation Law of Delaware permits the holders of a majority of the shares of its outstanding voting stock to approve and authorize actions by written consent of a majority of the shares outstanding as if the action were undertaken at a duly constituted meeting of the Company's shareholders. The Meeting will be held on April 14, 2009 at 10:00 A.M., P.S.T. at 1660 Hotel Circle North, Suite 207, San Diego, California 92108. No consent or vote of any stockholder is being solicited.

Executive Compensation

          The Company's Board of Directors has authorized the Compensation of its officers with the following cash salaries:

SUMMARY COMPENSATION TABLE

Name and Principal Position (a)	Year (b)	Annual Compensation			Long-Term Compensation			All Other Compen-sation ($) (i)
Awards Payouts
		Salary ($) (c)	Bonus ($) (d)	Other Annual Compen- sation ($) (e)	Restric- ted Stock Awards (s) ($) (f)	Securities nderlying ptions/ SARs (#) (g)	LTIP Payouts ($) (h)
Lisa Norman Chairman President, CEO	2006 2007 2008	$0 $0 $0	$0 $0 $0	$0 $0 $0	$0 $0 $0	$0 $0 $0	$0 $0 $0	$0 $0 $0
All Directors as a Group (1 person)	2006 2007 2008	$0 $0 $0	$0 $0 $0	$0 $0 $0	$0 $0 $0	$0 $0 $0	$0 $0 $0	$0 $0 $0

With respect to cash salaries, the Company may change or increase salaries as the Company's profits and cash flow allow. No other compensation was paid, accrued, earned, or received by any of the Company's officers and directors.

Compensation of Directors

Except as may be approved by the Company's Board of Directors, the Company's Directors are not currently compensated on a regular basis as a director of the Company and each does not receive any re-imbursement for out-of-pocket costs incurred in attending meetings. The Company's compensation policies are subject to change and the Board of Directors may approve or establish such compensation arrangements from time to time as it deems appropriate in view of the Company's requirements.

Security Ownership of Management and Certain Beneficial Owners

          The following table sets forth information relating to the beneficial ownership of Company common stock by those persons beneficially holding more than 5% of the Company's Common Stock, by the Company's directors and executive officers, and by all of the Company's directors and executive officers as a group as of March 11, 2009.

(1)	(2)	(3)	(4)
Title Of Class	Name And Address Of Beneficial Owner	Amount And Nature Of Beneficial Owner	Percent Of Class

Common Stock	Lisa Norman 706 Orchid Drive, Unit D Bakersfield, CA 93308	6,484,800	21.61%

Officers and Directors as a group (1 person)		6,484,800	21.61%

Common Stock	International Credit Bureau, Inc. 706 Orchid Drive, Unit D Bakersfield, CA 93308	21,177,847	70.59%

Directors and Executive Officers

          The names and ages of the Directors and Executive Officers of the Company are as follows:

Name	Age	Position	Date of Election
Lisa Norman	68	Chairman, President, & CEO	10-05-95

          The Directors serve until the next annual meeting of shareholders or until their successors are elected.

          Lisa Norman was elected Secretary, Treasurer, and Director of the Company on October 5, 1995 and later elected Chairman, President and CEO. From 1993 to the present, Ms. Norman has been Vice President, Secretary, and Treasurer of American Home Alliance, Inc., a real estate and construction company of Bakersfield, California. From 1993 to the present, Ms. Norman has been Vice President, Secretary, and Treasurer of Ancona Group, Ltd., a public company that formerly traded as a public company. From 1992 to the present, Ms. Norman has been Vice President, Secretary, and Treasurer of American Tree Farms, Inc. and Vice President, Secretary, and Treasurer of Great Life, Inc. From 1991 to the present, Ms. Norman has been Vice President, Secretary, and Treasurer of American Home Alliance Industries, Ltd., a public company that formerly traded as a public company and its subsidiary, American Home Alliance, Inc., a real estate and construction company. From 1990 to the present, Ms. Norman has been Vice President, Secretary, and Treasurer of Summit Fine Arts and Vice President, Secretary, and Treasurer of Valparaiso Industries. From 1978 to 1994, Ms. Norman was Vice President and Secretary of Victorian Mortgage of Mission Veijo and San Clemente, California. From 1978 to 1994 she was Vice President and Secretary-Treasurer of a private investment company. From 1969 to 1978, Ms. Norman was Assistant to the President and CEO of Rocca Finanz AG, Glarus, Switzerland. From 1967 to 1969 she was Executive Secretary and Translator for Booz, Allen, Hamilton Management Consultants in Dusseldorf, Germany. From 1963 to 1967 she was Executive Secretary to the Personnel Manager of American Celanese Corporation at various locations throughout Europe.

Interest of Certain Persons in or Opposition to Matters to be Acted Upon

          The percentage interest of Lisa Norman, who currently owns and controls 21.61% of the Company's Common Stock and who, as an officer and director of the Company, owns and controls 21.61% were not and will not be changed or affected in any way as a result of the Reverse Split or the increase in the authorized common stock.

          The Company is not aware of any Director or any other person who opposes the Reverse Split or any of the other proposals or any persons who have expressed, in writing, any opposition to the Reverse Split or any of the other proposals.

Proposals by Security Holders

          The Company's Board of Directors does not know of any matters that are to be presented to the stockholders for their approval and consent pursuant to the written consent of the stockholders other than those referred to in this Information Statement.

E-Information Statement and the 2009 Insulcrete, Inc. Annual Meeting & Materials

          Recent Securities and Exchange Commission rule changes provide new flexibility for public companies to distribute their annual information statement and annual report to shareholders. Companies can now distribute these materials to shareholders by mailing a brief "Notice of Internet Availability" and posting the Information Statement on the Company's Web site. This new process informally called "e-proxy." Insulcrete, Inc. is taking advantage of e-proxy to distribute its Information Statement and Annual Report for its Annual Meeting of Shareholders at 10:00 A.M., P.S.T. on April 14, 2009. Below are some questions and answers that we hope will help our shareholders understand how e-proxy works.

What's the point of e-proxy?

E-Proxy is expected to deliver benefits for both shareholders and companies, including:

•          leveraging the power of the Internet to make proxy materials easily accessible and encourage electronic voting,

•          promoting sustainable business practices by reducing the consumption of paper, energy, and resources, and

•          providing more choices for shareholders to access proxy information and vote, while preserving the ability to receive paper materials if they wish.

What will the "Notice of Internet Availability" look like?

It will come in two forms. If you hold your shares through a bank or broker, you will get a document entitled "IMPORTANT NOTICE REGARDING THE AVAILABILITY OF INFORMATION STATEMENT MATERIALS FOR THE SHAREHOLDER MEETING TO BE HELD ON APRIL 14, 2009" from the Company. If you are a registered shareholder, you will get a document entitled "NOTICE OF INTERNET AVAILABILITY OF INFORMATION STATEMENT MATERIALS" from our stock transfer agent, Computershare. In either case, the notice will contain:

•          a notice of the Annual Meeting,

•          instructions on how to view the Information Statement Materials online or request paper copies,

•          instructions about attending the Annual Meeting, and

•          a brief description of the items on the annual meeting agenda.

I prefer to read my Information Statement Materials on paper. How do I get paper copies?

The Notice of Internet Availability will have instructions on how to request paper copies by phone, e-mail, or on the Internet. You will be sent the materials by First Class U.S. Mail within three business days of receipt of your request. Once you request paper, you will continue to receive materials in paper form until you instruct us otherwise. The online Information Statement Materials will also be in a format suitable for printing on your own printer.

Delivery of Documents to Security Holders Sharing an Address

          One Information Statement will be delivered to multiple stockholders sharing an address unless the Company receives contrary instructions from one or more of the stockholders. Upon receipt of such notice, the Company will undertake to deliver promptly a separate copy of the Information Statement to the Stockholder at the shared address to which a single copy of the documents was delivered and provide instructions as to how the stockholder can notify the Company that the Stockholder wishes to receive a separate copy of the Information Statement. In the event that a Stockholder desires to provide such a notice to the Company such notice may be given verbally by telephoning the Company's offices (call collect) at (661-331-8771) or by mail to the Company's mailing address at 706 Orchid Drive, Unit D, Bakersfield, California 93308. The Meeting will be held on April 14, 2009 at 10:00 A.M., P.S.T. at 1660 Hotel Circle North, Suite 207, San Diego, California 92108.

By Order of the Board of Directors

Lisa Norman
President, CEO, & Director
March 11, 2009

Factors That May Affect Future Results

1. New Company: No Revenues from Operation; Risk of Loss. The Company is similar to a new company in that it faces all of the risks inherent in undertaking any new business, coupled with the risks involved with a blind pool/blank check company. As a result, there is no information at this time upon which to base an assumption that its plans will either materialize or prove successful. There can be no assurance that any of the Company's business activities will result in any operating revenues or profits. Further, in the event that the Company acquires or enters any new business, the Company will likely incur investment banking fees, finders' fees, and other costs which will likely result in the issuance of additional shares of the Company's common stock. This likely will result in significant additional dilution and costs that the Company will incur. In any of these transactions (should the Company enter into any such transaction), the Company will also likely need to secure the assistance of experienced advisors who will also likely seek payment of fees from the Company. As a result, the Company will likely continue to incur losses and investors who hold the Company's stock will incur additional and significant dilution. Investors should be aware that they may lose all or substantially all of their investment.

2. No Full-Time Employees. The Company has no full-time employees and management and its sole officer does not devote any significant time to the Company's proposed business affairs. No officer or director receives a salary, but Ms. Norman is reimbursed for any expenses she may incur in the activities of the Company. Due to the fact that no salaries are paid to officers of the Company and that members of management are engaged in activities outside the operation of the Company, the ability and speed for the Company to effect a merger or acquisition may be significantly impaired.

3. Matter of Preferred Stock. The Company's Board of Directors recently approved the designation of 900,000 shares of the Company's authorized preferred stock (par value $0.01) as Series B Preferred Stock. Each share of the Series B Preferred Stock is convertible into four shares of the Company's Common Stock. At any time after July 1, 2007 each share of the Series B Preferred Stock may be converted into the Company's Common Stock or any other series of preferred stock at a conversion ratio of four shares of Common Stock for each share of Series B Preferred Stock. The Series B Preferred Stock also holds an immunity provision which immunizes it from any stock split that the Company may approve. As a result, the holders of the Series B Preferred Stock are immune to the reverse stock split set forth in this Information Statement.

4. Reliance Upon One Officer; Limited Time to Devote to Company Business. The Company is dependent upon the personal efforts and abilities of one officer/director, who devotes only limited time to the affairs of the Company. The officer and director of the Company has certain business experience but has no experience in acquisition or merger activities. The officer/director has not agreed to expend any specific amount of time on behalf of the Company, but will devote such time as necessary to identify and consummate a merger or acquisition.

5. Limited Financial Resources And Need for Additional Financing. The Company's financial resources are minimal or non-existent. It is clear that the Company needs to obtain additional financing from the sale of the Company's Common Stock, Debt, or some combination thereof in order to undertake further business plans. The Company's ability to operate as a going concern is contingent upon its receipt of additional financing through private placements or by loans. The Company's business may require additional funds in the future. There can be no assurance that if additional funds are required they will be available, or, if available, that they can be obtained on terms satisfactory to Management. In the event the Company elects to issue stock to raise additional capital, any rights or privileges attached to such stock may either (i) dilute the percentage of ownership of the already issued common shares or (ii) dilute the value of such shares. No rights or privileges have been assigned to the stock and any such rights and privileges will be at the total discretion of the Board of Directors of the Company. There can be no guarantee that the Company will be able to obtain additional financing, or if successful, that it will be able to do so on terms that are reasonable in light of current market conditions.

6. Limited Trading Market for Common Stock. The Company's Common Stock is traded on a sporadic and very limited basis on the non-OTC pink sheets. At the present time, there is only a very limited public market for the Company's Common Stock, and there can be no assurance that a market will in fact develop. Even if a market ever does develop, it may not be sustained.

7. Limited Facilities and Location. The Company presently maintains initial principal offices at the offices of its President. The office space is supplied at no cost. The Company pays its own charges for long distance telephone calls and other miscellaneous secretarial, photocopying and similar expenses.

8. Lack of Revenues And Development Stage Company. The Company faces all of the risks inherent in a new business. There is no information at this time upon which to base an assumption that its plans will either materialize or prove successful. There can be no assurance that any of the Company's business activities will result in any operating revenues or profits. Investors should be aware that they may lose all or substantially all of their investment.

9. Lack of Dividends. The company has not paid dividends and does not contemplate paying dividends in the foreseeable future.

10. Competition. The Company is an insignificant participant among firms which engage in business combinations with, or financing of, development stage enterprises. There are many established management and financial consulting companies and venture capital firms which have significantly greater financial and personnel resources, technical expertise and experience than the Company. In view of the Company's limited financial resources and management availability, the Company will continue to be at significant competitive disadvantage vis-a-vis the Company's competitors.

11. Regulation & Taxes. The Investment Company Act of 1940 defines an "investment company" as an issuer which is or holds itself out as being engaged primarily in the business of investing, reinvesting or trading of securities. While the Company does not intend to engage in such activities, the Company could become subject to regulation under the Investment Company Act of 1940 in the event the Company obtains or continues to hold a minority interest in a number of development stage enterprises. The Company could be expected to incur significant registration and compliance costs if required to register under the Investment Company Act of 1940. Accordingly, management will continue to review the Company's activities from time to time with a view toward reducing the likelihood the Company could be classified as an "investment company." The Company intends to structure a merger or acquisition in such manner as to minimize Federal and State tax consequences to the Company and to any target company.

12. Possible Rule 144 Stock Sales. A total of at least 27,662,647 shares of the Company's outstanding Common Stock are "restricted securities" and may be sold only in compliance with Rule 144 adopted under the Securities Act of 1933 or other applicable exemptions from registration. Rule 144 provides that a person holding restricted securities for a period of two years may thereafter sell in brokerage transactions, an amount not exceeding in any three month period the greater of either (i) 1% of the Company's outstanding Common Stock, or (ii) the average weekly trading volume during a period of four calendar weeks immediate preceding any sale. Persons who are not affiliated with the Company and who have held their restricted securities for at least three years are not subject to the volume limitation. Possible or actual sales of the Company's Common Stock by present shareholders under Rule 144 may have a depressive effect on the price of the Company's Common Stock in any market which may develop.

13. Risks of Low Priced Stocks. Limited and sporadic trading for the Company's Common Stock currently exists in the over-the-counter market in the so-called "pink sheets," or the NASD's "Electronic Bulletin Board." Consequently, a shareholder may find it more difficult to dispose of, or to obtain accurate quotations as to the price of, the Company's securities. In the absence of a security being quoted on NASDAQ, or the Company having $2,000,000 in net tangible assets, trading in the Common Stock is covered by Rule 3a51-1 promulgated under the Securities Exchange Act of 1934 for non-NASDAQ and non-exchange listed securities. Under such rule, broker/dealers who recommend such securities to persons other than established customers and accredited investors (generally institutions with assets in excess of $5,000,000 or individuals with net worth in excess of $1,000,000 or an annual income exceeding $200,000 or $300,000 jointly with their spouse) must make a special written suitability determination for the purchaser and receive the purchaser's written agreement to a transaction prior to sale.

          Securities are also exempt from this rule if the market price is at least $5.00 per share, or for warrants, if the warrants have an exercise price of at least $5.00 per share. The Securities Enforcement and Penny Stock Reform Act of 1990 requires additional disclosure related to the market for penny stocks and for trades in any stock defined as a penny stock. The Commission has recently adopted regulations under such Act which define a penny stock to be any NASDAQ or non-NASDAQ equity security that has a market price or exercise price of less than $5.00 per share and allow for the enforcement against violators of the proposed rules.

          In addition, unless exempt, the rules require the delivery, prior to any transaction involving a penny stock, of a disclosure schedule prepared by the Commission explaining important concepts involving the penny stock market, the nature of such market, terms used in such market, the broker/dealer's duties to the customer, a toll-free telephone number for inquiries about the broker/dealer's disciplinary history, and the customer's rights and remedies in case of fraud or abuse in the sale.

          Disclosure also must be made about commissions payable to both the broker/dealer and the registered representative, current quotations for the securities, and if the broker/dealer is the sole market-maker, the broker/dealer must disclose this fact and its control over the market.

          Finally, monthly statements must be sent disclosing recent price information for the penny stock held in the account and information on the limited market in penny stocks. While many NASDAQ stocks are covered by the proposed definition of penny stock, transactions in NASDAQ stock are exempt from all but the sole market-maker provision for (i) issuers who have $2,000,000 in tangible assets ($5,000,000 if the issuer has not been in continuous operation for three years), (ii) transactions in which the customer is an institutional accredited investor and (iii) transactions that are not recommended by the broker/dealer. In addition, transactions in a NASDAQ security directly with the NASDAQ market-maker for such securities, are subject only to the sole market-maker disclosure, and the disclosure with regard to commissions to be paid to the broker/dealer and the registered representatives.

          Finally, all NASDAQ securities are exempt if NASDAQ raised its requirements for continued listing so that any issuer with less then $2,000,000 in net tangible assets or stockholder's equity would be subject to delisting. These criteria are more stringent than the proposed increased in NASDAQ's maintenance requirements. The Company's securities are subject to the above rules on penny stocks and the market liquidity for the Company's securities could be severely affected by limiting the ability of broker/dealers to sell the Company's securities.

Important Information Regarding the Availability of Information Statement Materials for the Stockholder Meeting to be held at 10:00 A.M., P.S.T., April 14, 2009 at 1660 Hotel Circle North, Suite 207, San Diego, California 92108. For directions to the Meeting, see

http://insulcreteinc.com. The Meeting will be held to consider the following matters:

(1) The proposal to effect a 500 for 1 reverse split of the Company's Common Stock;

(2) The proposal to ratify the amendments to the Company's Certificate of Incorporation to change the Company's name from Sun Harbor Financial Resources, Inc. to Block Tech Corporation and finally to Insulcrete, Inc.

(3) The proposal to appointment of Chang Park, C.P.A., as the Company's independent auditor; and

(4) The proposal to increase the Company's authorized common stock from 30,000,000 to 100,000,000.

This communication presents only an overview of the more complete information statement materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the information statement materials.

The following materials are available for view:

Annual Report of Insulcete, Inc. (2007 Form 10-KSB)

Notice of Meeting of Stockholders and Information Statement

To view this material, visit: http://insulcreteinc.com

If you want to receive a paper or e-mail copy of the above listed documents you must request one. There is no charge to you for requesting a copy. To facilitate timely delivery, please make the request as instructed below on or before April 2, 2009.

To request material: Internet: http://insulcreteinc.com; Telephone (call collect): 661-331-8771; E-Mail: PeterHNorman2223.msn.com. If requesting information via E-Mail, please note your request in the subject line. Requests, instructions and other inquiries will NOT be forwarded to your investment advisor.